UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2011
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)
212-578-2211
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-5.1
EX-5.2

Item 8.01. Other Events.
     A copy of the opinion of Dewey & LeBoeuf LLP relating to the validity of the 146,809,712 shares of the common stock (the “Common Stock”) of MetLife, Inc. (the “Company”) which were offered and sold pursuant to the Registration Statement on Form S-3 (File No. 333-170876) filed by the Company with the Securities and Exchange Commission on November 30, 2010 (the “Registration Statement”) and a prospectus supplement related to the Common Stock dated March 3, 2011 (filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”)), is filed as Exhibit 5.1 hereto.
     A copy of the opinion of Dewey & LeBoeuf LLP relating to the validity of 40,000,000 common equity units (the “Common Equity Units”) of the Company with an aggregate stated value of $3,000,000,000 which were offered and sold pursuant to the Registration Statement and prospectus supplements dated March 3, 2011 and March 7, 2011 (filed with the Commission pursuant to Rule 424(b) under the Securities Act), is filed as Exhibit 5.2 hereto.
Item 9.01. Financial Statements and Exhibits.
The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable
(d) Exhibits
5.1	Opinion of Dewey & LeBoeuf LLP relating to the validity of the Common Stock.

5.2	Opinion of Dewey & LeBoeuf LLP relating to the validity of the Common Equity Units.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above).

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2 above).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Christine M. DeBiase

Name:	Christine M. DeBiase
Title:	Vice President and Secretary
Date: March 8, 2011

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

5.1	Opinion of Dewey & LeBoeuf LLP relating to the validity of the Common Stock.

5.2	Opinion of Dewey & LeBoeuf LLP relating to the validity of the Common Equity Units.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above).

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2 above).